UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 11, 2011

(Date of earliest event reported)

MEDICAL ACTION INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

(Former name or former address, if changed since last report)

Delaware	0-13251	11-2421849
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

500 Expressway Drive South, Brentwood, New York	11717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (631) 231-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Medical Action Industries Inc. (the “Company”) held its Annual Meeting of Shareholders on August 11, 2011. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

	For	Withheld	Broker Non-Votes
1. Election of Directors:
William W. Burke	12,053,703	187,085	2,646,418
Kenneth W. Davidson	12,052,803	187,985	2,646,418

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2. Ratification of the Audit Committee’s selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2012:	14,518,971	349,667	17,568	1,000

	Votes For	Votes Against	Abstentions	Broker Non-Votes
3. Approval by Non-Binding Advisory Vote to Approve the Compensation by the Company to Certain Executive Officers:	11,175,252	360,310	704,226	2,647,418

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
4. Approval, by Non-Binding Advisory Vote, on Frequency of Say-on-Pay Vote:	10,564,006	64,511	904,277	707,919	2,646,493

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL ACTION INDUSTRIES INC.

By:	/s/ Charles L. Kelly, Jr.
Charles L. Kelly, Jr.,
Chief Financial Officer

Dated: August 16, 2011